UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 9, 2010

Biolase Technology, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-19627	87-0442441
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4 Cromwell, Irvine, California		92618
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	949-361-1200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On March 9, 2010, Biolase Technology, Inc. (the "Company") entered into a letter agreement (the "Letter Agreement") amending its License and Distribution Agreement, dated August 8, 2006, by and between the Company and Henry Schein, Inc. ("Henry Schein"), as amended (the "Agreement").

Pursuant to the Letter Agreement, all dental sales will continue to be provided exclusively through Henry Schein in the United Kingdom, Australia, New Zealand, Belgium, Luxembourg, Netherlands, Spain, Germany, Italy, Austria, and North America. The Letter Agreement provides incentives for Henry Schein to focus on its core customer base, and the Company will have strong incremental sales and margin incentives to penetrate additional dental offices. The agreement also allows for higher sales organization incentives, unique financing programs and increased luminary and educational events.

Both the Company and Henry Schein will work together in the marketing, promotion, sales, training, and service of all of the Company’s dental laser system products, including the new iLase personal laser, the Waterlase MD Turbo hard and soft tissue dental laser system, and the ezlase diode laser system.

The Letter Agreement has an initial term of one year, after which the Company and Henry Schein may extend the Letter Agreement for a period of six months by mutual agreement. Either the Company or Henry Schein may terminate the Letter Agreement upon 60 days’ advance written notice to the other party.

A copy of the press release announcing the Letter Agreement, and certain other matters related thereto, is furnished as Exhibit 99.1 and incorporated into this Item 1.01 by reference.

Item 2.02 Results of Operations and Financial Condition.

On March 10, 2009, the Company issued a press release announcing, among other things, preliminary financial results for the fourth quarter of 2009. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1 Press Release of Biolase Technology, Inc., dated March 10, 2009.

This Current Report on Form 8-K and the information contained in the press release shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K and the press release is not incorporated by reference into any filings of the Company, whether made before or after the date of this Current Report on Form 8-K, regardless of any general incorporation language in the filing, unless explicitly incorporated by specific reference into such filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Biolase Technology, Inc.

March 10, 2010	By:	David M. Mulder

Name: David M. Mulder
Title: Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release of Biolase Technology, Inc., dated March 10, 2010.